EXHIBIT 10.56

          CONFIDENTIAL PORTION MARKED [************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



Dated as December 31, 2003

SBC Communications Inc.
SBC Operations, Inc.
Southwestern Bell Communications Services, Inc.
175 East Houston
San Antonio, Texas 78205


Ladies and Gentlemen:

  AMENDMENT NO. 2 TO MASTER ALLIANCE AGREEMENT AND AMENDMENT NO. 4 TO TRANSPORT
  -----------------------------------------------------------------------------
                               SERVICES AGREEMENT
                               ------------------

           Reference is made to (a) the Master Alliance Agreement, effective as of February 8, 1999, as amended by Amendment No. 1 entered into as of September 23, 2002 (as so amended, the "MAA"), by and between WilTel Communications, LLC, formerly known as Williams Communications, LLC ("WILTEL"), and SBC Communications Inc. ("SBC"), and (b) the Transport Services Agreement, effective as of February 8, 1999, as amended by Amendment No. 1 dated as of September 29, 2000, Amendment No. 2 and Amendment No. 3 ("AMENDMENT NO. 3") dated as of September 23, 2002 (as so amended, the "TSA"), by and among WilTel, SBC Operations, Inc. ("SBCO") and Southwestern Bell Communications Services, Inc. ("SOUTHWESTERN", and together with SBCO, "SBCS"). WilTel, SBC, SBCO and Southwestern may be referred to individually as a "party", or collectively as the "parties". Capitalized terms used but not defined in this letter amendment ("LETTER AMENDMENT") shall have the meanings set forth in the TSA or, if not defined in the TSA, the MAA.

           It is hereby agreed by WilTel and SBC that the MAA, and by WilTel, SBCO and Southwestern that the TSA, is, effective as of the date hereof, amended as follows:

1. Pricing for Voice Transport Services. Notwithstanding anything to the contrary contained in the TSA, including Section 6 of Schedule P thereto and Amendment No. 3, the MAA or any Alliance Agreement, from and after January 1, 2004 to and including January 31, 2005 (the "PRICING PERIOD"), SBCS agrees to pay the following rates for domestic voice On-Net Transport Services, including On-Net SNET voice traffic:
[*******************************************************************************
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***********************************]. Cost Plus pricing, MFN Pricing or market pricing under the TSA or the MAA shall not apply to pricing for voice On-Net Transport Services (including for all purposes under this Letter Amendment, toll free services) during the Pricing Period. The parties hereby confirm that for the period through December 31, 2003, the fixed pricing set forth in Section 6 of Schedule P to the TSA remains in effect.

                                        1
PROPRIETARY INFORMATION: This information contained in this Letter Amendment is not for use or disclosure outside WilTel, SBC, SBCO and Southwestern, and their respective affiliated companies and third party representatives, except under written agreement by the contracting parties.

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     (b)
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3.[*****************************************************************************
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     (b)
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                                       2
PROPRIETARY INFORMATION: This information contained in this Letter Amendment is not for use or disclosure outside WilTel, SBC, SBCO and Southwestern, and their respective affiliated companies and third party representatives, except under written agreement by the contracting parties.

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4. [****************************************************************************
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     (b)
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     (c)
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     (d)
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***********************************].

           5. Capital Expenditures. (a) On January 2, 2004, SBCS shall pay WilTel, by wire transfer to an account designated in writing by WilTel, [***********] (the "CAPEX PAYMENT") as a prepayment of certain capital expenditures to be made by WilTel during the Pricing Period for augmentation of voice ports and ancillary equipment in support of SBCS's voice services ("TDM


                                       3
PROPRIETARY INFORMATION: This information contained in this Letter Amendment is not for use or disclosure outside WilTel, SBC, SBCO and Southwestern, and their respective affiliated companies and third party representatives, except under written agreement by the contracting parties.

AUGMENTATION")[*************************************************************].
The Capex Payment represents a good faith estimate by WilTel of SBCS's pro rata portion of WilTel's capital expenditures for TDM Augmentation
[*********************].
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**************].

           (b) If prior to the end of the Pricing Period, (i) WilTel and SBCS enter into a further amendment to the TSA (and any other relevant Alliance Agreements) or other definitive agreement providing for pricing provisions for voice services extending to at least December 31, 2006, or (ii) a majority of the assets of, or voting interests in, WilTel is sold to any Person other than an Affiliate of Leucadia National Corp., then, in each case, WilTel shall, not later than 30 days after execution of such amendment or agreement or consummation of such sale, as the case may be, reimburse SBCS the full amount of the Capex Payment other than any Unused Amount expended on new product development and/or Mandatory Projects under the MAA in accordance with the proviso in Section 5(a) as a result of, and in accordance with, an Unused Amount Consent. Amounts in respect of the Capex Payment may be included in Cost Plus calculations that may be applicable in future periods only if and to the extent such amounts are reimbursed to SBCS.

           (c) WilTel shall provide SBCS with a written accounting of the expenditures made by WilTel with respect to the Capex Payment together with a plan for future expenditures prior to the end of each of (i) April 2004, (ii) July 2004, and (iii) January 2005. The parties shall jointly review such accountings of expenditures and such plans for future expenditures, and SBCS shall have an opportunity to provide input with respect to such plans for future expenditures.

           (d) The provisions of this Section 5 shall not be deemed to be a commitment by WilTel to spend any specific amount[****************************** ***********].

           6. Definitions. For purposes of this Letter Amendment, (i) "PORT" means each DS-0 channel between WilTel's switch and the Trunk Group connecting to SBCS through local access arrangements, and (ii) "TRUNK GROUP" means a series of DS-0 channels bundled as an individual trunk group terminating to a voice switch and operating at DS-1, DS-3, OC-3, OC-12 or OC-48 signaling speeds.


                                       4
PROPRIETARY INFORMATION: This information contained in this Letter Amendment is not for use or disclosure outside WilTel, SBC, SBCO and Southwestern, and their respective affiliated companies and third party representatives, except under written agreement by the contracting parties.

           Except as herein expressly amended, the TSA, the MAA and any other documents executed and delivered in connection therewith, including each of the other Alliance Agreements, shall remain in full force and effect in accordance with their respective terms; provided, however, that to the extent of any conflict between this Letter Amendment and the TSA, MAA or any other documents executed and delivered in connection therewith, including each of the other Alliance Agreements, the terms of this Letter Amendment shall control. Upon the effectiveness of this Letter Amendment, each reference in the TSA and the MAA, as the case may be, to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the TSA and the MAA, respectively, as amended hereby, and each reference to the TSA or the MAA in any other document, instrument or agreement executed and/or delivered in connection with the TSA or the MAA, as the case may be, shall mean and be a reference to the TSA and the MAA, as the case may be, as amended hereby.

           Each of WilTel, SBCO and Southwestern represents and warrants to the others as follows:

           (a) The execution, delivery and performance by such party of this Letter Amendment and the performance by such party of the TSA as amended hereby
(i) have been duly authorized by all necessary corporate or other action and
(ii) do not and will not contravene its organizational documents or any applicable law. Such party has all requisite corporate or limited liability company power and authority to enter into this Letter Amendment and to perform its obligations hereunder and under the TSA, as amended hereby.

           (b) This Letter Amendment and the TSA, as amended hereby, constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms.

           Each of WilTel and SBC represents and warrants to the other as follows:

           (a) The execution, delivery and performance by such party of this Letter Amendment and the performance by such party of the MAA as amended hereby
(i) have been duly authorized by all necessary corporate or other action and
(ii) do not and will not contravene its organizational documents or any applicable law. Such party has all requisite corporate or limited liability company power and authority to enter into this Letter Amendment and to perform its obligations hereunder and under the MAA, as amended hereby.

           (b) This Letter Amendment and the MAA, as amended hereby, constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms.

           This Letter Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument. Any such counterpart may be executed by facsimile transmission.

           Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Letter Amendment for any other purpose.


                                        5
PROPRIETARY INFORMATION: This information contained in this Letter Amendment is not for use or disclosure outside WilTel, SBC, SBCO and Southwestern, and their respective affiliated companies and third party representatives, except under written agreement by the contracting parties.

           If you agree to the terms and provisions of this Letter Amendment, please evidence such agreement by executing and returning at least two original counterparts of this Letter Amendment to Jeff K. Storey, President and CEO at WilTel Communications, and one faxed copy to telecopier No. (918) 547-0166.

           This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                   [REMAINDER OF PAGE INTENTIONALLY BLANK]




                                        6
PROPRIETARY INFORMATION: This information contained in this Letter Amendment is not for use or disclosure outside WilTel, SBC, SBCO and Southwestern, and their respective affiliated companies and third party representatives, except under written agreement by the contracting parties.

           IN WITNESS WHEREOF, the parties hereto have caused this Letter Amendment to be executed by their respective authorized representatives as of the date first above written.

                                           Very truly yours,

                                           WILTEL COMMUNICATIONS, LLC


                                           By  /s/ Jeff K. Storey
                                               ---------------------------------
                                               Name:  Jeff K. Storey
                                               Title:  President & CEO



Agreed as of the date first above written:

SBC COMMUNICATIONS INC.


By /s/ James S. Kahan
   ------------------------------
   Name:  James S. Kahan
   Title:


SBC OPERATIONS, INC.


By  /s/   James S. Kahan
   ------------------------------
   Name:  James S. Kahan
   Title:


SOUTHWESTERN BELL
COMMUNICATIONS SERVICES, INC.


By    /s/ Yno Gonzales
   ------------------------------
    Name:  Yno Gonzales
    Title:  President




                                        7
PROPRIETARY INFORMATION: This information contained in this Letter Amendment is not for use or disclosure outside WilTel, SBC, SBCO and Southwestern, and their respective affiliated companies and third party representatives, except under written agreement by the contracting parties.

                                    EXHIBIT A
                                    ---------

Arkansas
California
Kansas
Oklahoma
Missouri
Texas





                                        8
PROPRIETARY INFORMATION: This information contained in this Letter Amendment is not for use or disclosure outside WilTel, SBC, SBCO and Southwestern, and their respective affiliated companies and third party representatives, except under written agreement by the contracting parties.

                                    EXHIBIT B

Illinois
Indiana
Michigan
Ohio
Wisconsin






                                        9
PROPRIETARY INFORMATION: This information contained in this Letter Amendment is not for use or disclosure outside WilTel, SBC, SBCO and Southwestern, and their respective affiliated companies and third party representatives, except under written agreement by the contracting parties.